Exhibit 10.17(b)

First Amendment to the Frontier Airlines, Inc Credit Card Affinity Agreement

This First Amendment to the Frontier Airlines Credit Card Affinity Agreement, made this 12th day of March 2003 by and between Juniper Bank (“Juniper”) and Frontier Airlines, Inc (“Frontier”), amends the Frontier Airlines Credit Card Agreement between the parties dated March 12, 2003 (the “Agreement”).

RECITALS:

The parties desire to clarify the manner in which the Credit Card Program is administered.

THEREFORE, the parties agree as follows:

1.	FRONTIER agrees to assign a full-time Marketing Coordinator to administer the Co-Branded Credit Card Program (job description attached hereto as Exhibit 1) hereinafter the “Program Administrator”).

2.	JUNIPER shall pay Frontier monthly as provided on Exhibit 2 hereto, to offset FRONTIER’s expense associated with the Program Administrator, provided that in any month that the Program Administrator position is unfilled for more than *****, JUNIPER shall have no obligation to pay FRONTIER for that month(s). FRONTIER will invoice JUNIPER on a *****.

3.	All other terms and conditions of the Agreement shall remain in effect except as expressly modified herein or in another writing signed by both parties. Capitalized terms shall have the same meaning as set forth in the Agreement.

4.	This Amendment shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within the State of Delaware.

5.	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Intending to be legally bound, the parties have executed this Amendment as of the date set forth above.

JUNIPER BANK	FRONTIER AIRLINES, INC.

[Unsigned]	[Unsigned]
(Signature)	(Signature)

[Unsigned]	[Unsigned]
(Title)	(Title)

[Undated]	[Undated]
(Date)	(Date)

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 1

Job Description

October 13, 2000		PROCESSING SERVICES AGREEMENT
JUNIPER FINANCIAL CORP.
This document is confidential and proprietary and may not be distributed outside of Juniper Financial Crop. Or e-PROFILE, Inc.

EXHIBIT 2

Payment Schedule

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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